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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT



         I consent to the inclusion in Amendment No.5 to the Registration Statement on Form S-11 of Southwind Development Company, L.L.C. of our report dated November 24, 1999 on our audit of the balance sheet of Southwind Development Company, L.L.C. as of December 31, 1998. I also consent to the reference to my Firm under the caption "Experts".


                                             RANDALL L. SANSOM CPAs



                                             By: /S/ Randall L. Sansom
                                                 ----------------------------
                                                 Randall L. Sansom


Gulf Breeze, Florida
December 16, 1999